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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             _____________________

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934

                                  June 14, 2002


                        Commission File Number 000-21755

                              _____________________

                                iGATE CORPORATION
             (Exact name of registrant as specified in its charter)

                   PENNSYLVANIA                           25-1802235
           (State or other jurisdiction                (I.R.S. Employer
         of incorporation or organization)            Identification No.)



              10 Foster Plaza, 5/th/ Floor
              680 Andersen Drive
              Pittsburgh, PA                                 15220
              (Address of Principal Offices)               (Zip Code)


                                 (412) 503-4450
              (Registrant's Telephone Number, Including Area Code)

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ITEM 4. CHANGES TO REGISTRANT'S CERTIFYING ACCOUNTANTS

         On June 7, 2002, the Board of Directors of iGATE Corporation (the "Company"), based upon the recommendation of its Audit Committee, approved the dismissal of Arthur Andersen LLP as the Company's independent auditors and the appointment of PricewaterhouseCoopers LLP to serve as the Company's independent auditors for the fiscal year ending December 31, 2002.

         The audit reports of Arthur Andersen LLP on the financial statements of the Company, as of, and for, the fiscal years ended December 31, 2001 and 2000, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         In connection with the audits of the two most recent fiscal years ended December 31, 2001 and 2000, and through the interim period ended June 7, 2002, there were no disagreements between the Company and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused Arthur Andersen LLP to make reference to the subject matter of the disagreement in connection with its reports on the financial statements of the Company for such time periods.

         The Company has requested Arthur Andersen LLP to furnish it a letter addressed to the Commission stating whether they agree with the above statements. A copy of that letter, dated June 13, 2002, is filed as Exhibit 16.1 to this Form 8-K.

         There were no other "reportable events" as that term is described in
Item 304(a)(1)(v) of Regulation S-K occurring within the Registrant's two most recent fiscal years ended December 31, 2001 and 2000, and the subsequent interim period ending June 7, 2002.

         During the Registrant's two most recent fiscal years ended December 31, 2001 and 2000, and the subsequent interim period through June 7, 2002, the Company did not consult with PricewaterhouseCoopers LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits
                  Exhibit No.
                          16.1 Letter from Arthur Andersen LLP to the Securities
                               and Exchange Commission, dated June 13, 2002.
                          99   Press Release dated June 14, 2002.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  iGATE CORPORATION

June 14, 2002                     /s/ MICHAEL ZUGAY
                                  -----------------------------------------
                                  Michael Zugay
                                  Senior Vice President, Chief Financial Officer

                                  EXHIBIT INDEX

(c)      Exhibits
                Exhibit No.
                        16.1 Letter from Arthur Andersen LLP to the Securities
                             and Exchange Commission, dated June 13, 2002.
                        99   Press Release dated June 14, 2002.